Filed pursuant to Rule 497(d)


                       VAN KAMPEN UNIT TRUSTS, SERIES 977

                           Energy Portfolio, Series 34

                 Supplement to the Prospectus Dated May 11, 2010

   On June 16, 2010, BP plc, one of the securities included in the portfolio set forth above, announced the cancellation of its previously declared first quarter dividend scheduled for payment on June 21, 2010, and further, that no interim dividends would be declared with respect to the second and third quarters of 2010. Considering this action, notwithstanding anything to the contrary in the prospectus, as of the close of business on June 16, 2010, the "Estimated Net Annual Income" and "Estimated Initial Distribution" amounts set forth under "Essential Information" for the Energy Portfolio, Series 34, are $0.15466 per Unit and $0.06 per Unit, respectively.


Supplement Dated: June 17, 2010